Joint Filer Information

Name of Joint Filer:                    John R. Muse

Address of Joint Filer:                 2100 McKinney Avenue, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund
                                        III, L.P.

Date of Event Requiring Statement:      December 15, 2014

Issuer Name and Ticker Symbol:          Hemisphere Media Group, Inc. [HMTV]

Signature:
                                        /s/ John R. Muse
                                        ----------------------------------------
                                        John R. Muse (By David W. Knickel,
                                        Attorney-in-Fact,
                                        pursuant to the Power of Attorney filed
                                        herewith as Exhibit 24.1)

Joint Filer Information

Name of Joint Filer:                    Andrew S. Rosen

Address of Joint Filer:                 2100 McKinney Avenue, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund
                                        III, L.P.

Date of Event Requiring Statement:      December 15, 2014

Issuer Name and Ticker Symbol:          Hemisphere Media Group, Inc. [HMTV]

Signature:
                                        /s/ Andrew S. Rosen
                                        ----------------------------------------
                                        Andrew S. Rosen (By David W. Knickel,
                                        Attorney-in-Fact,
                                        pursuant to the Power of Attorney filed
                                        herewith as Exhibit 24.2)

Joint Filer Information

Name of Joint Filer:                    HM3/GP Partners, L.P.

Address of Joint Filer:                 2100 McKinney Avenue, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund
                                        III, L.P.

Date of Event Requiring Statement:      December 15, 2014

Issuer Name and Ticker Symbol:          Hemisphere Media Group, Inc. [HMTV]

Signature:                              HM3/GP Partners, L.P.

                                        By:  Hicks, Muse GP Partners III, L.P.,
                                             its general partner

                                        By:  Hicks, Muse Fund III Incorporated,
                                             its general partner

                                        By:  /s/ David W. Knickel
                                             -----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial
                                             Officer

Joint Filer Information

Name of Joint Filer:                    HM3 Coinvestors, L.P.

Address of Joint Filer:                 2100 McKinney Avenue, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund
                                        III, L.P.

Date of Event Requiring Statement:      December 15, 2014

Issuer Name and Ticker Symbol:          Hemisphere Media Group, Inc. [HMTV]

Signature:                              HM3 Coinvestors, L.P.

                                        By:  Hicks, Muse GP Partners III, L.P.,
                                             its general partner

                                        By:  Hicks, Muse Fund III Incorporated,
                                             its general partner

                                        By:  /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial
                                             Officer

Joint Filer Information

Name of Joint Filer:                    Hicks, Muse GP Partners III, L.P.

Address of Joint Filer:                 2100 McKinney Avenue, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund
                                        III, L.P.

Date of Event Requiring Statement:      December 15, 2014

Issuer Name and Ticker Symbol:          Hemisphere Media Group, Inc. [HMTV]

Signature:                              Hicks, Muse GP Partners III, L.P.

                                        By:  Hicks, Muse Fund III Incorporated,
                                             its general partner

                                        By:  /s/ David W. Knickel
                                             ---------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial
                                             Officer

Joint Filer Information

Name of Joint Filer:                    Hicks, Muse Fund III Incorporated

Address of Joint Filer:                 2100 McKinney Avenue, Suite 1600
                                        Dallas, Texas 75201

Designated Filer:                       Hicks, Muse, Tate & Furst Equity Fund
                                        III, L.P

Date of Event Requiring Statement:      December 15, 2014

Issuer Name and Ticker Symbol:          Hemisphere Media Group, Inc. [HMTV]

Signature:                              Hicks, Muse Fund III Incorporated

                                        By:  /s/ David W. Knickel
                                             ---------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial
                                             Officer